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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-A
             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(B) OR (G) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
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                             DAIMLERCHRYSLER AG
                        AS SUCCESSOR CORPORATION TO
                      DAIMLER-BENZ AKTIENGESELLSCHAFT
           (Exact name of registrant as specified in its charter)

                        DAIMLERCHRYSLER CORPORATION
              (Translation of Registrant's name into English)

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  FEDERAL REPUBLIC OF GERMANY                                 98-0190736
  (State or other jurisdiction of                          (I.R.S. Employer
  incorporation  Identification No.)                        or organization)

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                              EPPLESTRASSE 225
                              70567 STUTTGART
                                  GERMANY
                  (Address of principal executive offices)

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     Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                      Name of each exchange on which
      to be so registered                      each class is to be registered

   ORDINARY SHARES, NO PAR VALUE                     PACIFIC EXCHANGE

 If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
 Instruction A.(c), check the following box  [    ]

 If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
 Instruction A.(d), check the following box  [    ]

 Securities Act registration statement file number to which this form relates: 333-60767 (if applicable)


     Securities to be registered pursuant to Section 12(g) of the Act:

                                    None


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 ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      The information set forth under the caption "Description of DaimlerChrysler Ordinary Shares" contained in DaimlerChrysler AG's Registration Statement on Form F-4 (Registration No. 333-60767), originally filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 on August 6, 1998, as amended on September 16, 1998 by Post-Effective Amendment No. 1 and on October 16, 1998 by Post-Effective Amendment No. 2, is incorporated herein by reference.

 ITEM 2. EXHIBITS.

 1.1     Specimen Certificate of DaimlerChrysler Ordinary Shares
         (incorporated by reference to Exhibit 4.1 to DaimlerChrysler AG's Registration Statement on Form F-4 (Registration No. 333-60767)).

 2.1 English Translation of Memorandum and Articles of Association (Satzung) of DaimlerChrysler AG (incorporated by reference to Exhibit 3.1 to DaimlerChrysler AG's Registration Statement on Form F-4 (Registration No. 333-60767)).



                                 SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 4th day of November, 1998.


                                    DAIMLERCHRYSLER AG



                                    By: /s/ Dr. Thomas Sonnenberg
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                                    Name:  Dr. Thomas Sonnenberg
                                    Title: Member of the Management Board